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                                                                    EXHIBIT 23.3




CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to inclusion in this current Report on Form 8K of SiVault Systems, Inc. (formerly Security Biometrics, Inc.; the "Registrant") of our report dated February 24, 2005 relating to the financial statements of Viaquo Corporation for the eleven months ended November 30, 2004 (the "Report").


New York, New York                              /s/ Miller Ellin &
                                                -------------------
Company, LLP                                    CERTIFIED PUBLIC ACCOUNTANTS
February 24, 2004